UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): October 26, 2022

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2022, the Board of Directors elected W. Bryan Lewis to fill a vacancy and serve on the Board of Directors (the “Board”) of Essential Utilities, Inc. (the “Company”) effective immediately. He was elected to a term that will expire at the next annual meeting of shareholders.

Mr. Lewis has served as Chief Investment Officer of United States Steel Corporation (“U.S. Steel”) (NYSE: X), a leading steel producer headquartered in Pittsburgh, Pennsylvania, since 2019. In this role, Mr. Lewis is responsible for U.S. Steel’s global investments for both the defined contribution and defined benefit plans, as well as other related programs. Mr. Lewis reports to U.S. Steel’s Senior Vice President and Chief Financial Officer and is a member of its executive management team.

Prior to joining U.S. Steel, Mr. Lewis managed a $28.8 billion pension fund for the Pennsylvania State Employees’ Retirement System for three years. Prior to that, he served as the Executive Director of the $20 billion State Universities Retirement System in Illinois, where he led fund administration and investment management, including managing risk and compliance for two defined benefit plans and one fined contribution plan serving 220,000 members.

The Board has determined that Mr. Lewis is independent in accordance with the Company’s corporate governance guidelines and applicable New York Stock Exchange and Securities Exchange Commission (“SEC”) requirements. Further, the Board has determined that Mr. Lewis is a financial expert in accordance with applicable New York Stock Exchange requirements. There are no arrangements or understandings between Mr. Lewis and any other person pursuant to which he was selected as a director. Mr. Lewis has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Lewis will receive compensation for his service as director consistent with the Company’s compensation program for non-employee directors which became effective January 1, 2022 as described under the caption “Director Compensation” in the Company’s proxy statement filed with the SEC on March 21, 2022.

Mr. Lewis has been appointed to the Audit Committee and the Risk Mitigation and Investment Policy Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

Dated: October 31, 2022	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel